Prospectus supplement dated May 12, 2021
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor New York, and Monument Advisor Select New York prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
The Board of Trustees (the "Board") of Mutual Fund and Variable Insurance Trust (the "Trust"), approved a plan of liquidation (the "Plan of Liquidation") pursuant to which the Mutual Fund and Variable Insurance Trust - Rational Trend Aggregation VA Fund (the "Portfolio") will be liquidated and dissolved (the "Liquidation"). The Liquidation is expected to occur on or about July 30, 2021 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about June 16, 2021, the Portfolio will no longer be available for purchase or exchanges by new investors.
•	At any time prior to the Liquidation Date, shareholders may redeem their shares pursuant to the procedures set forth in the prospectus.
•	On or about the Liquidation Date, the assets of the Portfolio will be transferred to the Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y (the "Acquiring Fund") and the Portfolio will be dissolved.
•	Shareholders should consult their own tax advisor about any tax liability resulting from the receipt of liquidation proceeds.
•	On or about the Liquidation Date, any and all references in the prospectus to the Portfolio are deleted and replaced with the Acquiring Fund.
Accordingly, Appendix A: More Information About the Investment Portfolios is amended as follows:
Mutual Fund and Variable Insurance Trust - Rational Trend Aggregation VA Fund: Class A
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective June 16, 2021
Investment Advisor:	Rational Advisors, Inc.
Sub-advisor:	Tuttle Tactical Management, LLC
Investment Objective:	To seek total return on investment, with dividend income as an important component of that return.
PROS-0450
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